UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                NOVEMBER 8, 2000
                                 Date of Report
                        (Date of earliest event reported)



                                  NOVELL, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                   0-13351                  87-0393339
(State or other jurisdiction    (Commission File           (IRS Employer
     of incorporation)               Number)           Identification Number)



                             1800 SOUTH NOVELL PLACE
                                PROVO, UTAH 84606
                    (Address of principal executive offices)


                                 (801) 429-7000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

Novell,  Inc.  has  scheduled  the  report of its  fourth  quarter  fiscal  2000 financial results for Tuesday, November 21, 2000 at 4pm EST. A one hour conference call with Novell management will be webcast at 5 PM EST on Novell's Investor Relations web site at: WWW.NOVELL.COM/COMPANY/IR/QRESULTS
----------------------------------




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         NOVELL, INC.
                                                        -------------
                                                        (Registrant)

Date: November 8, 2000                           By  /S/   BETTY DEPAOLA
                                                 ------------------------------
                                                           (Signature)

                                                  ASSISTANT CORPORATE SECRETARY
                                                 ------------------------------
                                                            (Title)